UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2022

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 25, 2022. The Board of Directors recommended a vote “FOR” each of the matters presented and the stockholders voted as follows:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	688,622,998	99.06%	6,536,092	2,121,772	188,189,234
Henry A. Clark III	678,860,582	97.63%	16,464,578	1,955,702	188,189,234
Anthony F. Earley, Jr.	659,956,616	95.18%	33,448,955	3,875,291	188,189,234
Thomas A. Fanning	645,948,086	93.28%	46,567,315	4,765,461	188,189,234
David J. Grain	658,327,355	94.68%	36,983,532	1,969,975	188,189,234
Colette D. Honorable	689,504,104	99.16%	5,859,883	1,916,875	188,189,234
Donald M. James	679,423,213	97.71%	15,905,001	1,952,648	188,189,234
John D. Johns	678,868,823	97.64%	16,403,403	2,008,636	188,189,234
Dale E. Klein	677,823,949	97.48%	17,495,283	1,961,630	188,189,234
Ernest J. Moniz	681,204,775	97.98%	14,044,679	2,031,408	188,189,234
William G. Smith, Jr.	666,647,260	95.88%	28,679,074	1,954,528	188,189,234
Kristine L. Svinicki	690,054,498	99.23%	5,361,095	1,865,269	188,189,234
E. Jenner Wood III	686,249,902	98.70%	9,026,736	2,004,224	188,189,234

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

653,988,999	94.53%	37,808,148	5,483,715	188,189,234

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

863,356,219	97.78%	19,643,803	2,470,074	N/A

4.	The stockholder proposal regarding simple majority vote was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

682,864,281	98.41%	11,068,191	3,348,390	188,189,234

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2022	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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